5. Restricted Cash	12 Months Ended
Dec. 31, 2017
Restricted Cash and Investments [Abstract]
Restricted Cash

5.	Restricted Cash

At December 31, 2017 and 2016, the Group had restricted bank deposits of $1,053 and $9,059, respectively. The restricted bank deposits as at December 31, 2017 mainly represent bank deposits put under the custodian of Police Department of Suzhou Industrial Park (“Police Department”) which cannot be withdrawn or used without the prior notice of Police Department. The restricted bank deposits as at December 31, 2016 represent guarantee deposits, which primarily include reserves of $4,954 for bank acceptance notes and short-term borrowings issued by the Group to suppliers with maturity period of 6 or 12 months, $1,392 in several bank accounts which was frozen due to certain lawsuits filed by the suppliers and $2,679 of bank deposits put under the custodian of Sinsin Group.